SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 14, 2003

                                 NUI Corporation
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                                    001-16385
                            (Commission File Number)

                                   22-3708029
                     (I.R.S. Employer Identification Number)

        550 Route 202-206, PO Box 760, Bedminster, New Jersey 07921-0760
              (Address and zip code of principal executive offices)

                                 (908) 781-0500
              (Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

     A copy of the  press  release  of NUI  Corporation  is  attached  hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.

     On October 10, 2003 NUI Utilities, Inc., a wholly owned subsidiary of NUI Corporation entered into a Revolving Credit Agreement (the "Credit Agreement") among NUI Utilities, Inc., the Lenders party thereto from time to time and Drawbridge Special Opportunities Fund LP, as Agent and Lender. A copy of the Credit Agreement is attached hereto as Exhibit 99.2.



Item 9.    Financial Statements and Exhibits

          (c)  Exhibits.

               Exhibit Number          Description
               --------------          -----------

               99.1 Press Release Of NUI Corporation Dated October 13, 2003: "NUI Corporation Secures $50 Million In Financing; Hires Interim Chief Financial Officer"

               99.2 Revolving Credit Agreement dated as of October 10, 2003, among NUI Utilities, Inc., the Lenders party thereto from time to time and Drawbridge Special Opportunities Fund LP, as Agent and Lender.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        NUI CORPORATION




                                        /s/ A. Mark Abramovic
                                        -----------------------
                                        A. Mark Abramovic
                                        President

Dated: October 14, 2003







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

                                  EXHIBIT INDEX

          Exhibit Number      Description
          --------------      -----------

          99.1 Press Release Of NUI Corporation Dated October 13, 2003: "NUI Corporation Secures $50 Million In Financing; Hires Interim Chief Financial Officer"

          99.2 Revolving Credit Agreement dated as of October 10, 2003, among NUI Utilities, Inc., the Lenders party thereto from time to time and Drawbridge Special Opportunities Fund LP, as Agent and Lender.


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